CONTRACT

NO: CONT-C-4	Date: Feb 26, 2009

THE BUYER:  KotakUrja Private Limted

THE SELLER:  Kuong U Science and Technology (Group) Limited

The contract is made by and between the Buyer and the Seller, whereby the Buyer agrees to buy and the Seller agrees to sell the under-mentioned commodity according to the terms and conditions stipulated below:

Description	Quantity	Unit Price (USD, CIF Chennai)	Amount (USD)
Solar Module 12V-10WP	2,800 pcs	$27/pcs	$75,600
Solar Module 12V-40WP	1,300 pcs	$110/pcs	$143,000
Total Amount	PAY US DOLLARS TWO HUNDRED AND EIGHTEEN THOUSAND ONLY ($218,000)

Terms and Conditions

1.	The Seller shall start production upon receiving the 5% deposit from the Buyer.

2.	Port of Loading: Macao, China

3.	Port of Destination: CIF Chennai, India.

4.	Delivery Time: within 18th March, 2009.

5.
Terms of Shipment: The carrying vessel shall be appointed by the Seller. After loading is completed, the Seller shall notify the Buyer by fax indication the contract number, name of commodity, quantity, name of the carrying vessel and the delivery time.

6.
Terms of Payment: 5% deposit and the balance paid by Irrevocable L/C at sight. The original correct L/C shall reach to the Seller within the first week of March, 2009 and remains valid for negotiation in China within 90 days after shipment.

7.	Insurance: To be effective by the Seller for 110% of invoice value covering.

8.
After Sale Service: The Seller shall replace solar modules if they do not work normally within the first one year and the Seller will be notified by the Buyer with evidences such as photographs or samples of the solar modules. The Seller shall provide on-year replacement services. It will be compensated by new equivalent modules output and sent free of cost till Chennai.

9.	Performance Warranty: decrease in peak power of the solar modules within the first 10 years shall be below 8%; decrease in peak power of the solar modules within the first 20 years shall be below 10%.

10.	Force Majeure: In case of force majeure, the Seller shall not be responsible for late delivery and/or non-delivery of the goods bu shall notify the Buyer by fax.

11.	Arbitration: All disputes in connection with this Contract or the execution thereof shall be settled by negotiation between the two parties.

Specifications of the Solar Module-10WP

SN.	DESCRIPTION	SPECIFICATION
1	Standard electrical parameters	Peak Power: Minimum 10W, no negative power Voc: 21V Isc: 0.65A Vmp:17V Imp: 0.59A
2	Inside label to be laminated	The design will be provided by the Buyer
3	Module Size	346*293*25mm
4	Aluminum frame color	2600 pcs Silver, anodized, 200pcs yellow, anodized
5	Packing	Each solar module put in a carton box and five modules put in a master carton.
6	Labels on packing box	The master carton labeled solar module, gross weight, net weight, box size and standard packing symbols.
7	Cable	Five-meter cable with a male connector same as last time. The cable shall be soldered to the junction box.
8	Special instructions	All text in English.

Specifications of the Solar Module-40WP

SN.	DESCRIPTION	SPECIFICATION
1	Standard electrical parameters	Peak Power: Minimum 40W, no negative power Voc: 21.5V Isc: 2.6A Vmp:16.5V Imp: 2.42A
2	Inside label to be laminated	The design will be provided by the Buyer
3	Module Size	1185*530*35mm
4	Aluminum frame color	Silver, anodized
5	Packing	Each solar module put in a carton box and five modules put in a master carton.
6	Labels on packing box	The master carton labeled solar module, gross weight, net weight, box size and standard packing symbols.
7	Special instructions	All text in English.

Inspection Standards:

1.	Output of the modules has no negative tolerance.

2.	Cell alignment should be good, cell gap about 2mm, +/-0.5mm.

3.
No broken cells or chipped cells or discolored cells shall be used in the module. A minor discoloration or printing error can be accepted. Both mono and poly solar cells can be used, no mixed cells in one panel.

4.	Cleaning of panel to be done both front and back.

5.	10W with the 5 meter cable as last time; 40W no cable.

6.	Framing should be done with sufficient silicon sealant to avoid gap between the frame and laminated

7.	Inside label shall be correctly placed according to the Buyer’s drawing.

8.	Junction box should be fixed properly as the drawing, using sufficient silicon sealant.

9.
For testing of the modules, reference module should be the IEC tested module or calibrated module from a recognized lab. Inspection will be carried out by the Buyer of random modules when they visit. IV curve is given.

10.	All the points above shall be negotiable between the Buyer and the Seller.

THE BUYER: KotakUrja Private Limited	THE SELLER: Kuong U Science and Technology
(Group) Limited

(Signature and Stamp)	(Signature and Stamp)

CONTRACT

NO: CONT-C-4(1)	Date: Feb 26, 2009

THE BUYER:  KotakUrja Private Limted

THE SELLER:  Kuong U Science and Technology (Group) Limited

The contract is made by and between the Buyer and the Seller, whereby the Buyer agrees to buy and the Seller agrees to sell the under-mentioned commodity according to the terms and conditions stipulated below:

Description	Quantity	Unit Price (USD, CIF Chennai)	Amount (USD)
Solar Module 12V-40WP	1,700 pcs	$100/pcs	$187,000.00
Total Amount	PAY US DOLLARS ONE HUNDRED AND EIGHTY-SEVEN THOUSAND ONLY

Terms and Conditions

1.	The Seller shall start production upon receiving the 5% deposit from the Buyer.

2.	Port of Loading: Macao, China

3.	Port of Destination: CIF Chennai, India.

4.	Delivery Time: within 18th March, 2009.

5.
Terms of Shipment: The carrying vessel shall be appointed by the Seller. After loading is completed, the Seller shall notify the Buyer by fax indication the contract number, name of commodity, quantity, name of the carrying vessel and the delivery time.

6.
Terms of Payment: 5% deposit and the balance paid by Irrevocable L/C at sight. The original correct L/C shall reach to the Seller within the first week of March, 2009 and remains valid for negotiation in China within 90 days after shipment.

7.	Insurance: To be effective by the Seller for 110% of invoice value covering.

8.
After Sale Service: The Seller shall replace solar modules if they do not work normally within the first one year and the Seller will be notified by the Buyer with evidences such as photographs or samples of the solar modules. The Seller shall provide on-year replacement services. It will be compensated by new equivalent modules output and sent free of cost till Chennai.

9.	Performance Warranty: decrease in peak power of the solar modules within the first 10 years shall be below 8%; decrease in peak power of the solar modules within the first 20 years shall be below 10%.

10.	Force Majeure: In case of force majeure, the Seller shall not be responsible for late delivery and/or non-delivery of the goods bu shall notify the Buyer by fax.

11.	Arbitration: All disputes in connection with this Contract or the execution thereof shall be settled by negotiation between the two parties.

Specifications of the Solar Module-40WP

SN.	DESCRIPTION	SPECIFICATION
1	Standard electrical parameters	Peak Power: Minimum 40W, no negative power Voc: 21.5V Isc: 2.6A Vmp:16.5V Imp: 2.32A
2	Inside label to be laminated	The design will be provided by the Buyer
3	Module Size	1185*530*35mm
4	Aluminum frame color	Silver, anodized
5	Packing	Each solar module put in a carton box and five modules put in a master carton.
6	Labels on packing box	The master carton labeled solar module, gross weight, net weight, box size and standard packing symbols.
7	Special instructions	All text in English.

THE BUYER: KotakUrja Private Limited	THE SELLER: Kuong U Science and Technology
(Group) Limited

(Signature and Stamp)	(Signature and Stamp)